Exhibit 10.3

EMPLOYMENT AGREEMENT EXTENSION

THIS EMPLOYMENT AGREEMENT EXTENSION (the “Agreement”) is made and entered into effective as of March 31, 2006 between FindEx.com, Inc., a Nevada corporation (the “Corporation”), and Kirk R. Rowland (“Officer”) as a term extension to the previous Employment Agreement originally entered into on July 25, 2003.

R E C I T A L S

A.	Officer desires to remain employed by the Corporation as Chief Financial Officer pursuant to the terms and conditions set forth in the Employment Agreement dated July 25, 2003.

B.	The Corporation desires to employ Officer in such capacity pursuant to the terms and conditions set forth in the Employment Agreement dated July 25, 2003.

THE PARTIES AGREE to extend the term of the Employment Agreement for a period of two years from this date. All terms and conditions set forth in the Employment Agreement dated July 25, 2003 shall remain in effect for the additional two-year term extension.

WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.

OFFICER:

/s/ Kirk R. Rowland
Kirk Rowland

COMPANY:

/s/ Steven Malone
        Steven Malone
FindEx.com, Inc.